Exhibit 99.2

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UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF CALIFORNIA

GABRIEL TECHNOLOGIES	)	Civil No. 08CV1992 AJB (MDD)
CORPORATION and TRACE	)
TECHNOLOGIES, LLC,	)	ORDER:
)
Plaintiffs,	)	(1) GRANTING DEFENDANTS’ MOTION
	)	FOR SUMMARY JUDGMENT [Doc. No.
	)	292]; MOTIONS TO FILE DOCUMENTS
v.	)	UNDER SEAL [Doc Nos. 290, 303 and
317] AND PLANTIFFS’ EX PARTE
QUALCOMM INCORPORATED,	)	MOTION TO SUPPLEMENT THE
SNAPTRACK, INC. and NORMAN	)	RECORD [Doc No. 320]; AND
KRASNER,	)
	)	(2) DENYING AS MOOT DEFENDANTS’
	)	MOTION TO EXCLUDE EXPERT
	)	TESTIMONY [Doc No. 294]; AND
Defendants.	)	MOTION TO FILE DOCUMENTS
	)	UNDER SEAL [Doc. No. 291 and 299];
	)	AND PLANTIFF’S MOTION TO
	)	EXCLUDE EXPERT TESTIMONY [Doc.
	)	No. 301].

Presently before the Court are Defendants Qualcomm, Inc., SnapTrack, Inc., and Norman Krasner (collectively “Defendants”) motion for summary judgment (Doc. No. 292); motions to file documents under seal (Doc. Nos. 290 and 317); and motion to exclude expert testimony (Doc. No. 294). Plaintiffs, Gabriel Technologies Corporation and Trace Technologies, LLC, have filed a motion to exclude expert testimony (Doc. No. 301); motions to file documents under seal (Doc. Nos. 299 and 303); and an ex parte motion to supplement the record (Doc. No. 320).

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Defendants’ motion for summary judgment relates to Plaintiffs’ remaining three claims set forth in the Fourth Amended Complaint (“FAC”) (Doc. No. 53): (1) Plaintiff’s second claim for breach of contract as to ground one and ground six; (2) Plaintiff’s fifth claim for correction of inventorship pursuant to 35 U.S.C. § 256; and (3) Plaintiff’s sixth claim for declaratory judgment of ownership interest in the patents pursuant to 28 U.S.C. § 2201. (Doc. No. 292.) Plaintiffs filed an opposition, (Doc. No. 304), and Defendants filed a reply, (Doc. No. 318.) Based upon the parties’ moving papers and for the reasons set forth below, the Defendants’ motion for summary judgment, (Doc. No. 292), is GRANTED; motions to file under seal (Doc. Nos. 290 and 303 and 317) are GRANTED and (Doc. Nos. 291 and 299) are DENIED; motions to exclude expert testimony (Doc. Nos. 294 and 301) are DENIED AS MOOT; and the ex parte motion to supplement the record (Doc. No. 320) is GRANTED.

Background

This action arises out of events related to technology licenses and joint ventures between Plaintiffs and their predecessor in interest, and Defendants, commencing in 1998. The facts as set forth below are taken from the FAC and the parties’ moving papers. Plaintiff Gabriel Technologies Corporation (“Gabriel”), is a publicly-traded corporation focused on technologies related to asset tracking and physical security. (FAC at 112.) Gabriel is organized pursuant to the laws of Delaware, with its principal place of business in Omaha, Nebraska. (Id. at 15.) Gabriel and Loc8.net a/k/a Locate Networks, Inc. (“Locate”),1 a predecessor in interest to Gabriel, created Trace Technologies (“Trace”) as a joint venture. (Id. at 112, 14.) Trace is a wholly-owned subsidiary of Gabriel, and is a limited liability company organized under the laws of Nevada. (Id. at 16.)

In late 1998, the founders of Locate, Richard Crowson and William Clise, started discussing joint development projects with Defendants Norman Krasner and SnapTrack. (Id. at 115.) Locate focused on location-determining devices and location-based services; SnapTrack developed broadband network and assisted Global Positioning System (“aGPS”) technology. (Id. at 1112, 19.) On August 20, 1999, SnapTrack and Locate entered into a license agreement (“1999 Agreement”). (FAC at 123.) The 1999 Agreement set forth the terms under which Locate obtained a license to use SnapTrack’s aGPS software in exchange for paying SnapTrack licensing and royalty fees. (Id. at 125.) The parties also

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1 Locate is a Washington corporation. (Id. at 113.)

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agreed to jointly own “Program Technology,” defined as work product carried out by the parties in connection with the 1999 Agreement, and identified as Program Technology in the agreement. (Id. at ¶¶23, 28.) Plaintiffs allege that SnapTrack and Krasner used the relationship created by the 1999 Agreement to obtain millions of dollars from Locate to keep SnapTrack afloat while negotiating a billion dollar buyout of SnapTrack by Qualcomm. (Id. at ¶2.)

In March of 2000, Qualcomm2 acquired SnapTrack for $1 billion, stating in its press release that “SnapTrack’s patents are necessary for the commercial viability of any Wireless Assisted GPS System.” (Id. at ¶46.)In 2004, Locate sold its assets to Trace, transferred its interest in Trace to Gabriel, and went out of business. (FAC at ¶14.) Defendants then presented Trace, the successor in interest to Locate’s assets, with a proposed amended license agreement. (Id. at ¶110.) Defendants claimed that no joint program technology existed under the 1999 agreement. (Id. at ¶11.) The proposed amended license agreement deleted the Program Technology section of the 1999 agreement, which stated that “all Program Technology was jointly owned by the parties.” (Id. at ¶112.) On January 16, 2006, Trace and Defendants entered into the amended license agreement (“2006 license agreement”). (Id. at ¶123.) Plaintiffs state that at the time, Trace was not aware that SnapTrack had misappropriated Locate’s intellectual property and technology. (Id.)

Plaintiffs allege that between 1999 and 2006, Krasner misappropriated Plaintiffs’ trade secrets and other confidential information. Plaintiffs assert that Krasner secretly filed and obtained numerous patents based on Locate’s technology, which he was able to access when the parties entered into the 1999 license agreement. (FAC at ¶111.) Once Qualcomm acquired SnapTrack, Plaintiffs assert that Qualcomm continued filing patents based on Locate’s technology. (Id. at ¶¶111, 120.) Plaintiffs allege that at least ninety-two (92) U.S. and foreign patents and patent applications filed by Krasner and Qualcomm should list Locate employees as the sole inventors, or at least joint inventors. (Id. at ¶62.) By filing these patent applications and obtaining patents, Plaintiffs allege that Defendants acquired valuable technology without paying for it. (Id. at ¶66.) According to Plaintiffs, the procurement of

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2 Qualcomm is a Delaware corporation, with its principal place of business in California. (Id. at ¶7.

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these patents allowed SnapTrack and Qualcomm to create barriers to entry by third-party competition in the GPS market. (Id.) Qualcomm benefits from the patents by licensing them to industry leaders as part of its patent portfolio and business model. (Id.)

Over time, as the patents became publicly available, Plaintiffs discovered certain patents that incorporate Locate’s pre-existing technology and jointly owned program technology.3 (FAC at ¶126.) Plaintiffs contend that they approached Qualcomm with these claims in June 2007, and were ignored by Qualcomm’s Board of Directors. (Id. at ¶128.) Upon continuing investigation, Plaintiffs filed this lawsuit, which initially contained eleven (11) causes of action against Defendants, including: (1) breach of the 1999 license agreement; (2) breach of the 2006 license agreement; (3) fraud/fraudulent inducement; (4) tortious interference with contract; (5) correction of inventorship; (6) declaration of ownership; (7) equitable patent infringement; (8) misappropriation of trade secrets pursuant to California’s Uniform Trade Secrets Act; (9) conversion; (10) unfair competition pursuant to Cal. Bus. & Prof. Code section 17200; and (11) unjust enrichment. Plaintiffs seek over $1 billion in damages.

On September 3, 2009, (Doc. No. 35), the Court granted in part and denied in part the Defendants’ motion to dismiss, and ordered Plaintiffs to file an amended complaint by September 14, 2009.4 On September 14, 2009, Plaintiffs filed a Second Amended Complaint, which contained an amended fraud and fraudulent inducement claim and incorrectly re-alleged claims that were previously dismissed with prejudice. (Doc. No. 36.) On October 8, 2009, the Court held a telephonic status conference with the parties and granted Plaintiffs leave to file a Third Amended Complaint that did not include the claims previously dismissed with prejudice. (Doc. No. 39.) On October 9, 2009, Plaintiffs

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3 Defendants patent filings at issue in this case are: United States Patent No. 6,377,209, issued April 23, 2002; United States Patent No. 6,895,249, application published June 13, 2002; United States Patent No. 7,254,402, application published September 5, 2002; United States Patent No. 6,583,757, application published March 21, 2002; United States Patent No. 6,661,372, issued December 9, 2003; United States Patent No. 6,665,541, issued December 16, 2003; United States Patent No. 6,724,807, issued April 20, 2004; United States Patent No. 6,873,910, application published April 22, 2004; United States Patent No. 7,171,225, application published on May 13, 2004; United States Patent No. 7,319,876, application published on July 15, 2004; United States Patent No. 7,289,786, application published on July 22, 2004; United States Patent No. 6,788,249, issued September 7, 2004; United States Patent No. 6,799,050, issued September 28, 2004; United States Patent No. 6,907,238, application published on October 14, 2004.

4 In the September 3, 2009 Order, Judge Anello dismissed Plaintiffs’ first, fourth, seventh, ninth, tenth and eleventh causes of action with prejudice, and dismissed Plaintiffs’ third cause of action without prejudice and with leave to amend.

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filed their Third Amended Complaint, which included the amended fraud and fraudulent inducement claims. (Doc. No. 40.) Defendants again moved to dismiss Plaintiffs’ fraud claim. (Doc. No. 41.) On December 14, 2009, the Court granted Defendants’ motion and dismissed Plaintiffs’ fraud and fraudulent inducement claim with prejudice. (Doc. No. 48.) On January 11, 2010, Plaintiffs filed their Fourth Amended Complaint (“FAC”), which did not contain any causes of action for fraud. (Doc. No. 53.) On August 13, 2010, the Court denied Plaintiffs’ motion for leave to file a fifth amended complaint, which sought to add a fraudulent concealment claim. (Doc. No. 104.) On September 27, 2011, Defendants filed a partial motion for summary judgment, (Doc. No. 188), with regard to Plaintiffs’ claims for misappropriation of trade secrets and breach of contract, arguing the claims were barred by the statute of limitations. On March 13, 2012, the Court granted Defendant’s partial motion for summary judgment as to Plaintiff’s eighth claim for misappropriation of trade secrets and second claim for breach of contract on ground one as to trade secrets only and grounds two, three, four, and five. The Order denied partial summary judgment as to ground one and ground six of Plaintiffs’ second claim for breach of contract. (Doc. No. 252.) Defendants now move for summary judgment on Plaintiffs’ remaining claims.

Legal Standard

Summary judgment is appropriate where the record, when read in the light most favorable to the nonmoving party, demonstrates that “there is no genuine issue as to any material fact and . . . the movant is entitled to judgment as a matter of law.” Fed. R. Civ. P. 56(c). Pursuant to Rule 56(c), the movant bears the initial burden of demonstrating the absence of a genuine issue of material fact for trial. Celotex Corp. v. Catrett, 477 U.S. 317, 323 (1986). Once the moving party satisfies this burden, the non-moving party must set forth, by affidavit or as otherwise provided by Rule 56, “specific facts showing that there is a genuine issue for trial.” Fed. R. Civ. P. 56(e); T.W. Elec. Serv., Inc. v. Pacific Elec. Contractors Ass’n, 809 F.2d 626, 630 (9th Cir. 1987). All reasonable inferences that can be drawn from the evidence “must be drawn in favor of the non-movant,” John v. City of El Monte, 515 F.3d 936, 941 (9th Cir. 2008), but only admissible evidence is considered. Orr v. Bank of Am., NT & SA, 285 F.3d 764, 773 (9th Cir. 2002).

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Discussion

Defendants seek summary judgment on Plaintiffs’ three remaining claims, which are as follows: (1) Breach of the Amended and Restated License Agreement in Ground One and Ground Six (COUNT TWO); (2) Correction of Inventorship (pursuant to 35 U.S.C. § 256) (COUNT FIVE); and (3) Declaratory Judgment of Ownership Interest in the Patents (pursuant to 28 U.S.C. § 2201) (COUNT SIX). (Doc. No. 292, p.12:17-20.) Plaintiffs’ remaining contract claim alleges that SnapTrack “(1) took ownership of Locate’s patents, copyrights, and other Intellectual Property Rights” and “(6) filed patent applications and patents without listing Locate as an assignee or Locate personnel as inventors.” (Doc. No. 53, ¶134.) Defendants contend that because Locate had no patents and Plaintiffs have not identified any copyright or “other Intellectual Property Rights” that they possessed, the contract claim is limited to ground six. (Doc. No. 292, p. 13:10-12.) Defendants move for summary judgment arguing that each of the Plaintiffs’ claims hinges entirely on the contention that Locate was the true inventor of the patents, and Plaintiffs fail to present clear and convincing evidence to overcome the presumption that the correct inventors are named. (Doc. No. 292, p. 13.)

As a preliminary matter, the Court notes that a patent is presumed to name the correct inventors. Hess v. Advanced Cardiovascular Sys., Inc., 106 F.3d 976, 980 (Fed. Cir. 1997). A person claiming inventorship must demonstrate an inventive contribution by “clear and convincing, corroborated evidence.” Id. A person is not an inventor where he merely suggests an idea. Id. at 980-81. Furthermore, a person who merely explains to the actual inventor “concepts that are well-known and the current state of the art” is not a joint inventor. Fina Oil, 123 F.3d at 1473. Plaintiffs repeatedly rely on Fina Oil, contending that the case “revers[ed] the grant of summary judgment against the putative inventor.” (Pl. Op. at 6:11-12.) However, Fina Oil is distinguishable from this case in that the putative inventor in Fina Oil, unlike Clise, was the named inventor who filed the application, and not an alleged omitted inventor. The court in that case reversed summary judgment that would have removed the named inventor, and emphasized that “[t]here is a presumption that the inventors named on an issued patent are correct, so misjoinder of inventors must be proven by clear and convincing evidence.” Fina Oil and Chemical Co. v. Ewen, 123 F.3d 1466, 1472 (Fed. Cir. 1997). “Any party wishing to challenge

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[a] patent’s current inventorship must ultimately come forward with clear and convincing evidence of facts that support its contentions.” Id. at 1474.

I. United States Patent No. 6,799,050

The ‘050 patent issued on September 28, 2004, and named Qualcomm’s Dr. Krasner as sole inventor. (Teter Decl. Ex. 26.) In 2010, Plaintiffs failed to identify an alleged “omitted inventor” for this patent in their original interrogatory responses. Plaintiffs amended the responses to declare that Philip DeCarlo, a Locate employee, “and one or more engineers employed by Glenayre” were the inventors of the ‘050 patent. (Teter Decl. Ex. 33 at 3.) However, DeCarlo testified that he did not invent the ‘050 patent, never told anyone he should be a named inventor, and did not know why he was listed as an omitted inventor. (Teter Decl. Ex. 34, DeCarlo Tr. 70:10-74:17.) On May 14, 2012, Plaintiffs revised their interrogatories again to declare that Clise was the sole inventor of the ‘050 patent. (Teter Decl. Ex. 35 at 2.)

In addition to Plaintiffs’ changing declarations of who the true inventors of the ‘050 patent were, Clise has admitted that he did not even think of certain technologies that the ‘050 patent addresses. The ‘050 patent addresses how to balance cellular voice transmission and GPS reception/processing, a feature that Locate’s pager system did not have. (Teter Decl. Ex. 26, Ex. 37 at 8-9.) Clise testified, “I don’t think I was thinking about a voice network at all during that period of time.” (Teter Decl. Ex. 2, Clise Tr. 416:7-417:1.) Because Clise had not even conceived of voice transmission to address this problem, he could not have possibly have been the sole inventor of the ‘050 patent. Additionally, Clise has no documents corroborating his alleged contribution to the invention set forth in the ‘050 patent. Plaintiffs argue that Clise should be a co-inventor because he allegedly “provided the prioritization of GPS acquisition over wireless connectivity.” (Pl. Op. at 23.) However, this was not new, as it was already described in the prior act, and it was not part of the ‘050 patent. Instead, the ‘050 patent describes an algorithm for deciding when to suspend voice transmissions, and Plaintiffs have not presented any evidence that Clise made any contribution to the invention. (Doc. No. 318, p. 9:24-25; 10:1-2.)

During his deposition, Clise had no answer when he was asked to identify specific information that he provided to Dr. Krasner that could qualify Clise as the true inventor:

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Q. Can you point to specific information that you provided Mr. Krasner that would make you the sole inventor of Claim 1 of the ‘050 patent?

THE WITNESS: Claim 1 of the ‘050. So I look at Claim 1, and I come up with specific – let’s get to the claims here.

THE WITNESS: Again, not being a patent lawyer, what I read in Claim 1 is that it deals strictly with a voice being received by a microphone of the communication unit. It’s not something that we put in our patent. It might be covered by our patent, though – or our invention. We didn’t have a patent, but – so I don’t know the answer. I think patent lawyers can argue that one.

(Teter Decl. Ex. 2, Clise Tr. 439:20-440:10; see also Tr. 460:25-461:11).

Based upon the record, the Court finds Plaintiffs have failed to demonstrate by clear and convincing evidence that Clise is the sole inventor or should have been named as a joint inventor on the ‘505 patent. As such, Defendants’ motion for summary judgment is GRANTED as to Plaintiffs’ claims involving the ‘050 patent.

II. United States Patent No. 7,570,958

Plaintiffs’ original interrogatory responses identified Aaron Grant as the only alleged omitted inventor of the ‘958 patent. (Teter Decl. Ex. 32 at 5.) However, Grant joined Locate in 2000, after Dr. Norman Krasner and Len Sheynblat, the inventors, completed the ‘958 patent application. (Teter Decl. Ex. 42, Grant Tr. 209:15-16.) Grant admitted that if Dr. Krasner and Sheynblat completed the application prior to Grant joining Locate, they are the sole inventors. (Teter Decl. Ex. 42, Grant Tr. 319:7-24.) Plaintiffs amended their interrogatory responses again to add Clise and Crowson to the list of alleged omitted inventors. (Teter Decl. Ex. 33 at 5.) Clise testified that he did not know why he was added as an alleged omitted inventor, who made the change, or when the decision was made. (Teter Decl. Ex. 2, Clise Tr. 596:19-597:6.) Clise was unable to distinguish any of his alleged contributions from those of Grant and Crowson, and he could not say “with any reliability who did what when.” (Teter Decl. Ex. 2, Clise Tr. 600:8-19.) Furthermore, Plaintiffs have no evidence that they conveyed their ideas to Dr. Krasner or Sheynblat before SnapTrack’s invention in October 1999. Crowson confirmed that he recalled the first discussion with SnapTrack in meetings in early 2000, months after SnapTrack’s application was filed. (Teter Decl. Ex. 41, Crowson Tr. 60:5-12; 61:4-9; 62:11-14; 63:16 64:3.) Although Plaintiffs contend that Clise and Crowson are omitted inventors because they allegedly

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thought of “imposing access constraints,” (Pl. Op. at 23-24), the idea of imposing access constraints was not new, nor part of the ‘958 invention.5

Based upon the record, the Court finds Plaintiffs have failed to demonstrate by clear and convincing evidence that Clise and Crowson are the omitted inventors on the ‘958 patent. As such, Defendants’ motion for summary judgment is GRANTED as to Plaintiffs’ claims involving the ‘958 patent.

III. United States Patent Nos. 7,421,277 and 7,974,639

The ‘639 patent is a continuation-in-part of the ‘277 patent (collectively “the ‘277/’639 patent). The named inventors of the ‘277/’639 patent are Qualcomm’s Kirk Burroughs, Dr. Steven Edge, and Dr. Sven Fischer. (Doc. No. 292, p. 19:24-25.) Initially, Plaintiffs were unable to identify any Locate employee who allegedly invented the ‘277/’639 patent. Plaintiffs’ original interrogatory responses for the ‘277/’639 patent stated that inventorship was still “under investigation.” (Teter Decl. Ex. 32 at 5.) When asked to explain why he failed to list himself or anyone else in the interrogatory response, Clise testified:

I don’t know really where my mind was at that point. You know, I don’t know if we had or hadn’t or whether there was more things that needed to be looked at or – I don’t know why it says “under investigation.” I don’t know why that’s what it says, but it appears that I did not put my name down as being a contributing inventor at that time or omitted inventor.

(Teter Decl. Ex. 2, Clise Tr. 49:1-12).

In the 2011 deposition, Plaintiffs testified that Clise was the lead omitted inventor, together with Aaron Grant and Cliff Green. (Teter Decl. Ex. 2, Clise Tr. 101:11-13.) Plaintiffs have no evidence that anyone at Locate conceived of the ‘277/’639 invention, which provides an efficient way for a network to determine a mobile user equipment’s (“UE”) position whenever the UE already has a position estimate. (Doc. No. 292, p. 20:13-14.) Clise admitted that he did not invent the method described in the ‘277/’639 patent. (Teter Decl. Ex. 2, Clise Tr. 113:23-114:2.) Rather, Clise confirmed that the Locate system was very different from the ‘277 patent because the UE did not store nor send a position estimate. (Teter Decl. Ex. 2, Clise Tr. 111:25-112:5.) Despite claiming that he was an alleged omitted

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5 See Doc. No. 301-3, Abramson Decl. Ex. A, Kakaes Rep. at ¶412 (citing the prior art Driscoll-Wolfe consumer research study funded by Qualcomm and others).

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inventor, Clise testified that he did not understand the ‘277 specifications. (Teter Decl. Ex. 2, Clise Tr. 161:11-166:23.) Even if Clise had understood the ‘277 patent, Plaintiffs have no evidence that the named inventors, Burroughs, Dr. Edge, and Dr. Fischer, took information from Locate to write the ‘277/’639 patent rather than developing it independently. Clise, Grant, and Green, the alleged omitted inventors, all testified that they had never met Burroughs, Edge, or Fischer. (Teter Decl. Ex. 7, Clise Tr. 84:11-20; 355:15-357:5; Teter Decl. Ex. 41, Grant Tr. 79:4-14; 367:16-17; 367:24-25; Teter Decl. Ex. 22, Green Tr. 189:15-16; 380:10-15.) Additionally, both Grant and Green offered no evidence to corroborate Plaintiffs’ allegations. (Green Tr. 194:11-22 (“I did not invent that,”; Grant Tr. 142:4-17 (“Q. ... I said you didn’t invent it. Correct? A. You’re correct.”). Even Plaintiffs’ expert on the ‘277/’639 patent, Dr. Medvidovic, was unable to conclude that anyone at Locate possessed the inventions in all of the claims. (Teter Decl. Ex. 43, Medvidovic Tr. 50:16-25).

Based upon the record, the Court finds Plaintiffs have failed to demonstrate by clear and convincing evidence that Clise, Grant, and Green are the omitted inventors on the ‘277/’639 patent. As such, Defendants’ motion for summary judgment is GRANTED as to Plaintiffs’ claims involving the ‘277/’639 patent.

IV.       United States Patent No. 6,895,249

The ‘249 patent names Dr. Peter Gaal as the sole inventor. However, eight years after the ‘249 application was published, Plaintiffs alleged that “at least William Clise” was an omitted inventor on the patent. (Teter Decl. Ex. 32 at 5.) Plaintiffs amended their discovery responses to add Philip DeCarlo and Cliff Green as omitted inventors. (Teter Decl. Ex. 33 at 3.) Additionally, Plaintiffs’ opposition makes no mention of DeCarlo or Green in support of their allegation that Clise is a co-inventor of the ‘249 patent. (See Doc. No. 304, p. 19-21.) Instead, Plaintiffs allege that Clise conceived of elements of the ‘249 patent, including conceiving broadcasting Acquisition Assistance data through a paging network to mobile devices within a region according to a schedule. (Pl. Op. at 19: 11-12.) Plaintiffs allege that Dr. Gaal, the named inventor, had access to details of Locate’s use of broadcast Acquisition Assistance data by virtue of his work with Sheynblat, and built upon it in the ‘249 patent. (Pl. Op. at 19:17-19.) Clise contradicted these responses by declaring himself “probably the sole inventor.” (Teter Decl. Ex. 2, Clise Tr. 441:24-25.) Much like the ‘277 patent, although Clise alleges he is the sole

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inventor of the ‘249 patent, he does not understand the description or the figures. (Teter Decl. Ex. 2, Clise Tr. 481:17-485:20.) Clise testified that he did not understand the ‘249 claim element “transmission scheme.” (Clise Tr. 481:1-16; 484:9-17; 468:8-17.) Moreover, Clise dismissed the ‘249 patent as “a lot of technical jargon.” (Clise Tr. 481:1-16).

Plaintiff also argues that Clise invented the idea of broadcasting acquisition assistance data, and therefore, should be a joint inventor with Dr. Gaal. (Pl. Op. At 19-21). However, Plaintiffs have not presented any evidence that Dr. Gaal’s invention was derived from Clise’s ideas, rather than developed independently. Although Plaintiffs argue that Dr. Gaal “received material from the Locate Project and built on it,” (Pl. Op. at 21), they provide no evidence to support this allegation. Moreover, Dr. Gaal never heard of Locate or Trace. (Teter Decl. Ex. 45, Gaal Tr. 30:13-31:5.) Similarly, DeCarlo, Green, and Clise testified that they did not know Dr. Gaal and had no reason to question his honesty. (Teter Decl. Ex. 34, DeCarlo Tr. 40:4-7, 53:19-24; Teter Decl. Ex. 44, Green Tr. 246:15-248:8; Teter Decl. Ex. 2, Clise Tr. 460:25, 461:11); see Kimberly-Clark Corp. v. Proctor & Gamble Distrib. Co., Inc., 973 F.2d 911, 917 (Fed. Cir. 1992) (“Individuals cannot be joint inventors if they are completely ignorant of what each other has done until years after their individual efforts. They cannot be totally independent of each other and be joint inventors.”).

Based upon the record, the Court finds Plaintiffs have failed to demonstrate by clear and convincing evidence that Clise, DeCarlo, and Green are the omitted inventors on the ‘249 patent. As such, Defendants’ motion for summary judgment is GRANTED as to Plaintiffs’ claims involving the ‘249 patent.

Y.        United States Patent No. 7,574,195

The named inventors on the ‘195 patent include Dr. Norman Krasner, Dr. Thomas Wolf, and Len Sheynblat. In their original interrogatory responses, Plaintiffs identified “at least” Clise, Crowson, and Grant as omitted inventors. (Teter Decl. Ex. 32 at 4.) However, Plaintiffs do not have any evidence of inventorship for this patent. The ‘195 patent claims a device that integrates cellular phone and GPS, as well as a system that is able to identify emergency events and make a telephone call without user initiation and without going through a server. (Doc. No. 292, p. 24:2-4.) However, Plaintiffs’ witnesses

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all concede that the Locate system operated like the prior art in a way distinguishable from the ‘195 patent in that “everything had to go through a server.” (Teter Decl. Ex. 2, Clise Tr. 562:2-563:11.)

Plaintiffs argue that Defendants must present more evidence that Clise’s alleged ideas were all in the “prior art.” (Pl. Op. At 7.) To defeat summary judgment, Plaintiffs must present evidence that Clise’s alleged contributions were inventive:

To begin with, conception is not a matter that may be simply assumed. The party seeking to be joined as an inventor must offer some evidence that his contribution to the patent was more than of the type of normal skill that would be expected of someone who is skilled in the art.

Tavory v. NTP, Inc., 495 F.Supp.2d 531, 540 (E.D. Va. 2007), aff’d 2007-1527 (Fed. Cir. 2008).

Plaintiffs argue that Clise and Crowson conceived a handheld device with a sensor, an off-theshelf accelerometer, and a serial interface to connect external components. (Pl. Op. at 10.) However, Plaintiffs have offered no evidence that any of Clise’s alleged contributions were novel or part of the ‘195 invention. Like the prior art, the Locate device detected only button pushes, while the ‘195 patent includes a variety of sensors and circuitry. (Doc. No. 292, p. 24:2-3; 12-13.) Clise and Crowson argue that they planned to create ports on the Locate device that would allow it to use sensors. However, the ‘195 patent applicants distinguished such devices as being different from the ‘195 invention. (Teter Decl. Ex. 47 at 14-15.)

In addition, Plaintiffs have no evidence to back up the allegation that Dr. Krasner, Dr. Wolf, and Sheynblat wrote the ‘195 patent using information from Clise and Crowson. Plaintiffs allege that Sheynblat learned of the Locate invention “prior to the filing of the ‘195 patent and built on it.” (Pl. Op. at 10:10-11). Clise testified that although he has met Dr. Wolf, he cannot remember presenting anything to him. (Teter Decl. Ex. 2, Clise Tr. 319:25-320:15.) Green and Grant, the corroborating witnesses, also did not recall Dr. Wolf or Sheynblat, did not remember anything Locate provided to them, and had no basis to question Krasner, Wolf or Sheynblat’s honesty. (Teter Decl. Ex. 44, Green Tr. 351:12 353:5; Teter Decl. Ex. 42, Grant Tr. 320:12-15; 288:11-12.)

Based upon the record, the Court finds Plaintiffs have failed to demonstrate by clear and convincing evidence that Clise, Crowson, and Grant are the omitted inventors on the ‘195 patent. As

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such, Defendants’ motion for summary judgment is GRANTED as to Plaintiffs’ claims involving the ‘195 patent.

Conclusion

For the reasons set forth above, Defendants Qualcomm, Inc., SnapTrack, Inc., and Norman Krasner’s motion for summary judgment, (Doc. No. 292), and motions to file documents under seal (Doc. Nos. 290 and 317) are GRANTED. Defendants’ motion to exclude expert testimony (Doc. No. 294) motions to file documents under seal [Doc. No. 291 and 299] are DENIED; and are DENIED AS MOOT. Plaintiffs Gabriel Technologies Corporation and Trace Technologies, LLC’s motion to file documents under seal (Doc. No. 303); and ex parte motion to supplement the record (Doc. No. 320) are GRANTED. Plaintiffs’ motion to exclude expert testimony, (Doc. No. 301), is DENIED AS MOOT. The Court hereby directs entry of judgment for the Defendant.

IT IS SO ORDERED.

DATED: September 28, 2012

/s/ Anthony J. Battaglia Hon. Anthony J. Battaglia U.S. District Judge